VOYAGEUR MUTUAL FUNDS III

Delaware Large Cap Core Fund
Delaware Select Growth Fund
(each, a “Fund” and together, the “Funds”)

Supplement to the Funds’ Statement of Additional Information
dated February 28, 2014

The fourth paragraph under “Investment Objectives, Restrictions, and Policies – Nonfundamental Investment Restrictions” in the Funds’ Statement of Additional Information is deleted in its entirety and replaced with the following:

In applying each Fund’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry): (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.  In addition, in applying Delaware Select Growth Fund’s policy on concentration, it will divide the technology sector into various sub-categories (e.g., computer manufacturers, information technology services, semiconductor and other equipment manufacturers, and telecommunication services) and the consumer discretionary sector into various sub-categories (e.g., apparel, commercial services, internet, leisure time, lodging, media, and retail).

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Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this supplement for future reference.

This supplement is dated July 11, 2014.